EXHIBIT 10.6
EXECUTION COPY
HSBC Private Label Credit Card Master Note Trust (USA) I
Series 2002-2
AMENDMENT NO. 1 TO SERIES 2002-2 INDENTURE SUPPLEMENT
               AMENDMENT NO. 1, dated as of August 11, 2006 (“Amendment”), between WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee of the HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I, a common law trust existing under the laws of the State of Delaware (herein, the “Issuer” or the “Trust”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely as the Indenture Trustee, Paying Agent and the Securities Intermediary, to the Series 2002-2 Indenture Supplement dated as of March 28, 2002 by and between such parties ( the “Indenture Supplement”) under the Amended and Restated Master Indenture, dated as of August 11, 2006 (the “Indenture”, and together with the Indenture Supplement, the “Agreement”).
               WHEREAS, the Issuer and the Indenture Trustee wish to amend the Indenture Supplement.
               NOW, THEREFORE, the Issuer and the Indenture Trustee agree that the Indenture Supplement is hereby amended effective as of the date hereof as follows:
          Section 1. Amendment to Section 2.01 (“Definitions”).
               (a) The definitions of “Administration Fee” and “Monthly Administration Fee” are each hereby deleted in their entirety.
               (b) The definition of “Eligible Investments” is hereby amended by adding the following to the end of the definition:
     “and (c) investments in notes issued by HSBC Finance Corporation (i) shall not qualify as Eligible Investments for the Principal Funding Account the Reserve Account or the Special Funding Account unless rated “A-1+” by S&P, and (ii) shall not qualify as Eligible Investments for the Collection Account in an amount in excess of 20% of the Outstanding Amount of the Notes.”
          Section 2. Amendment to Section 4.04 (“Application of Available Funds on Deposit in the Collection Account”). Sections 4.04(a)(iv)(B) and 4.04(a)(ix) of the Indenture Supplement are hereby deleted in its entirety.
          Section 3. Confirmation of Subordination of Payment of Servicing Fee. Notwithstanding Section 5.05(b) of the Indenture, as long as Series 2002-2 remains outstanding, the Servicer agrees to subordinate its right of payment of the Servicing Fee pursuant to Section 5.05(b) SECOND of the Indenture to the payments to be made to the Holders of the Notes of Series 2002-2 pursuant to Section 5.05(b) THIRD and FOURTH of the Indenture.

          Section 4. Counterparts. This Amendment to the Indenture Supplement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which, when taken together, shall constitute one and the same Amendment to the Indenture Supplement.
          Section 5. Ratification of Indenture Supplement. Except as provided herein, all provisions, terms and conditions of the Indenture Supplement shall remain in full force and effect. As amended hereby, the Indenture Supplement is ratified and confirmed in all respects.
          Section 6. Authorization. The Owner Trustee is hereby directed by HSBC Funding (USA) Inc. V to execute and deliver this Amendment on behalf of the Trust. HSBC Funding (USA) Inc. V hereby certifies to the Owner Trustee that all conditions precedent to the Owner Trustee’s execution and delivery of this Amendment have been satisfied.
          Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.
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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee of the HSBC PRIVATE LABEL CREDIT CARD MASTER NOTE TRUST (USA) I

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson
Title: Sr. Financial Services Officer

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee, Paying Agent and Securities Intermediary

By:	/s/ Patricia M. Child
Name: Patricia M. Child
Title: Vice President
     The undersigned hereby consent to this Amendment as of the date hereof.

HSBC FUNDING (USA) INC. V,
as Transferor

By:	/s/ Steven H. Smith
Name: Steven H. Smith
Title: Vice President and Assistant Treasurer

HSBC FINANCE CORPORATION,
as Servicer

By:	/s/ William H. Kessler
Name: William H. Kessler
Title: Senior Vice President – Treasurer
Signature Page to Amendment No. 1 to Series 2002-2 Indenture Supplement